SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                FEBRUARY 2, 2000
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                         DME INTERACTIVE HOLDINGS, INC.
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               (Exact Name of Registrant as Specified in Charter)


DELAWARE                                0-27944                   98-015786
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(State of Other Jurisdiction          (Commission             (IRS Employer
    of Incorporation)                 File Number)        Identification Number)


39 BROADWAY, NEW YORK, NY                                             10006
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(Address of Principal Executive Offices)                            (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE                (212) 422-6600
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          (Former Name of Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On February 2, 2000, the registrant, and its subsidiary, Places of Color, Inc., entered into a Strategic Agreement with CompuServe Interactive Services, Inc., a subsidiary of America Online, Inc., whereby the parties have agreed to develop and market an urban-oriented online service. The service shall be marketed under the name "Places of Color, Powered by CompuServe" (the "Service"). CompuServe shall charge subscribers a monthly fee. The registrant shall receive a monthly fee from CompuServe for all subscribers to the Service, as well as all revenue generated by advertising and e-commerce opportunities on the Places of Color web site. The initial term of the Strategic Agreement is eighteen months. The Service is described in the attached press release.

         In connection with the Strategic Agreement, the registrant agreed to issue to America Online, Inc., 1,250,000 shares of its common stock for an aggregate purchase price of $1,250. Additionally, America Online was issued a warrant to purchase up to 4,000,000 shares at a purchase price of $8.563 per share. However, the warrant only becomes exercisable if, at the end of the eighteen month term, the parties negotiate an extension of the Strategic Agreement or enter into a substantially similar agreement. The parties also entered into an Investor Rights Agreement granting America Online registration rights with respect to the common stock it has acquired as well as the common stock it may acquire through exercise of the warrant.

         The following is the text of the press release:


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                 AOL, INC. AND DME INTERACTIVE PARTNER TO LAUNCH
                   CO-BRANDED ONLINE SERVICE FOR URBAN MARKET

                  PLACES OF COLOR, POWERED BY COMPUSERVE 2000,
                       WILL TARGET UNDERSERVED COMMUNITIES

                      AOL TO TAKE STAKE IN DME INTERACTIVE

DULLES, VA and NEW YORK, NY -- FEBRUARY 14, 2000 -- AMERICA ONLINE, INC. (NYSE:
AOL), the world's leading interactive services company, and DME INTERACTIVE HOLDINGS, INC. (OTC: BB: DGMF) today announced that they will partner to launch a new, co-branded urban-oriented online service. The Places of Color, Powered by CompuServe 2000 online service will provide Internet access and customized content to minority communities.



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The Places of Color online service will provide urban consumers with a customized version of the CompuServe 2000 service, the value leader in Internet access, featuring 7 e-mail addresses per subscription, instant messaging, chat rooms, 30 channels of content, and complete access to the Internet. DME Interactive will distribute customized content through close to 150 affiliate relationships with content providers who will contribute stories, interviews, news and issues that are meaningful and pertinent to the urban marketplace. DME will also be responsible for all marketing and advertising for the co-branded ISP. CompuServe will provide connectivity, customer service, billing, and other services.

The Places of Color online service, set to launch in the next several months at a price of $19.95 per month for unlimited access, will target the 50 million members of the underserved urban community, representing a $700 billion market.

As part of the partnership agreement, AOL will take a minority stake in DME Interactive Holdings, Inc. DME Interactive Holdings will also market AOL 5.0 through its various marketing channels.

Places of Color is the brainchild of DME Interactive CEO DARIEN DASH, who founded DME five years ago, and made it the first publicly traded
African-American-owned Internet company in 1999. Throughout his career, Mr. Dash's professional and personal mission has been to close the digital divide by "expanding the hardware and software infrastructure within minority communities." As part of this partnership, DME Interactive will also provide hardware and train urban youth on technology.

Mr. Dash said: "The Places of Color online service will be the urban-focused ISP that minority communities have needed to inspire them to get involved in the digital revolution. AOL has been a tremendous proponent of our program from the start, and we are very excited that they have embraced DME's mission of providing relevant content and services to urban communities."

AUDREY WEIL, CompuServe's General Manager, said: "We're excited about this partnership with DME Interactive and Darien Dash. Minority communities make up a growing and important market that will respond to the convenience and community this new service will offer. The Places of Color online service is an important part of our overall strategy to reach new and growing audiences, particularly those that have been underserved."

ABOUT AMERICA ONLINE, INC.

Founded in 1985, AMERICA ONLINE, INC., based in Dulles, Virginia, is the world's leader in interactive services, Web brands, Internet technologies, and e-commerce services. America Online, Inc. operates: two worldwide Internet services, America Online, with more than 21 million members, and CompuServe, with more than 2.5 million members; several leading Internet brands including ICQ, AOL Instant Messenger and Digital City, Inc.; the Netscape Netcenter and AOL.COM portals; the Netscape Navigator and Communicator browsers; AOL MovieFone, the nation's #1 movie listing guide and ticketing service; and Spinner.com and NullSoft's Winamp, leaders in Internet music. Through its strategic alliance with Sun Microsystems, the company develops and offers easy-to-deploy, end-to-end e-commerce and enterprise solutions for companies operating in the Net Economy.



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ABOUT DME INTERACTIVE HOLDINGS, INC.

Founded in August 1994, DME INTERACTIVE HOLDINGS, INC. (OTC: BB: DGMF), is the parent company of Digital Mafia Entertainment and the Places of Color online service, a wholly-owned subsidiary, powered by America Online, Inc.'s CompuServe 2000. DME is a full-service interactive agency that specializes in advanced technology solutions through the creation of digital products and services including Internet and Website development, maintenance, turnkey e-commerce solutions, on-line advertising and software creation. DME Interactive Holdings, Inc., is the first African-American-owned Internet company to be publicly traded. More information on DME Interactive is available on the Internet at WWW.DMEINTERACTIVE.COM.
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                                      # # #

Anne Bentley
America Online, Inc.
703/265-2825
ANNEBENT@AOL.COM

Mark Hazlin and/or Rachel Carr
Dan Klores Associates for DME Interactive Holdings, Inc.
212/685-4300
MARK.HAZLIN@DKANEWS.COM RACHEL.CARR@DKANEWS.COM


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Item 7.(c)        EXHIBITS

10.01 Strategic Agreement dated as of February 2, 2000 between DME Interactive Holdings, Inc., Places of Color, Inc., America Online, Inc., CompuServe Interactive Services, Inc. [Portions of this agreement, as noted therein, have been omitted pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities and Exchange Act of 1934.]

10.02 Subscription Agreement dated as of February 2, 2000 between DME Interactive Holdings, Inc. and America Online, Inc.

10.03 Warrant to Purchase 4,000,000 Shares of Common Stock of DME Interactive Holdings, Inc., Issued February 2, 2000 to America Online, Inc.

10.04 Investor Rights Agreement dated as of February 2, 2000 between DME Interactive Holdings, Inc., America Online, Inc. and Darien Dash.





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Item 8.  Change in Fiscal Year

         On February 16, 2000, the registrant's Board of Directors approved a change in its fiscal year end from November 30 to December 31. This change will be effective as of the year ending December 31, 1999. The transition report will be filed on the Form 10-K for the end of the 1999 fiscal year. That Form 10-K will contain audited financial information for the period ended November 30, 1999 as well as the year and one month ended December 31, 1999. The change in year end is intended to make the registrant's fiscal year consistent with that of its accounting predecessor, Digital Mafia, LLC, which the registrant acquired in June of 1999 and whose most recent audited financial statements are for the year ended December 31, 1998.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DME INTERACTIVE HOLDINGS, INC.


                                       By:   /S/ ANDRE MCKOY
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                                       Andre McKoy, Executive Vice-President



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